INVESTOR PRESENTATION
January
Kaman Corporation
(NASDAQ: KAMN)
2006
CJS Securities
Winter Conference
New York City
January 12, 2006

Slide 1
FORWARD-LOOKING STATEMENTS
▶
This presentation may contain forward-looking information relating to the corporation's business and prospects, including the aerospace, industrial distribution and music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations.  Those uncertainties include, but are not limited to: 1) the successful conclusion of  competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the corporation does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) economic and competitive conditions in markets served by the corporation, particularly defense, commercial aviation, industrial production and consumer market for music products, as well as global economic conditions; 5) satisfactory completion of the Australian SH-2G(A)program, including successful completion and integration of the full ITAS software; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) satisfactory resolution of the EODC/University of Arizona litigation; 8) achievement of enhanced business base in the Aerospace segment in order to better absorb overhead and general and administrative expenses, including successful execution of the contract with Sikorsky for the BLACK HAWK  Helicopter program; 9) satisfactory results of negotiations with NAVAIR concerning the corporation's leased facility in Bloomfield, Conn.; 10) profitable integration of acquired businesses into the corporation's operations; 11) changes in supplier sales or vendor incentive policies; 12) the effect of price increases or decreases; 13) pension plan assumptions and future contributions; 14) continued availability of raw materials in adequate supplies; 15) satisfactory resolution of the supplier switch and incorrect part issues at Dayron and the DCIS investigation; 16) cost growth in connection with potential environmental remediation activities related to the Bloomfield and Moosup facilities; 17) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; 18) the effects of currency exchange rates and foreign competition on future operations; and 19) other risks and uncertainties set forth in Kaman's annual, quarterly and current reports, and proxy statements.  Any forward-looking information provided in this presentation should be considered with these factors in mind.  The corporation assumes no obligation to update any forward-looking statements contained in this presentation.
▶
Contact:
Russell H. Jones
SVP, Chief Investment Officer & Treasurer
(860) 243-6307
rhj-corp@kaman.com

Corporate Profile
                                         For the 9 months                   For the 12 months
SALES                              Ended 9/30/05                        Ended 12/31/04
■
                             Percent     Millions $    Percent    Millions $

Aerospace                                  26%                    $212.4                     25%                    $252.4
■
  Industrial Distribution           58%                      469.9                     59%                      581.8
■
  Music                                        16%                     130.4                       16%                      161.0
                                                   100%                   $812.7                     100%                    $995.2
Slide 2

Aerospace
SEGMENT OVERVIEW
Slide 3
$212.4 million: 2005 segment sales thru 9/30/05
26%

■
  Aerostructures              5.0%                  $41.0                   4.6%              $45.4
■
  Fuzing                    5.3%                   43.3                   5.7%               56.8
■
  Helicopters*                    7.3%                    59.5                   7.0%               73.1
■
  Kamatics                        8.4%                    68.6           7.7%              77.1

         26.0%                        $212.4                         25.0%                  $252.4
Aerospace
Slide 4
    Percent                  Millions $                        Percent          Millions $
For the 9 Months                         For the 12 Months
Ended 9/30/05                               Ended 12/31/04
*Helicopters includes EODC
AEROSPACE OPERATING UNITS
Sales (With Percent to Total Kaman Sales)

Aerospace
Slide 5
Sikorsky BLACKHAWK cockpit under
construction at Kaman’s Jacksonville
facility
Aerostructures Division: Facilities in Jacksonville, FL and Wichita, KS
▶
Produces parts and subassemblies for
various customers, including:
•
Military programs such as the Boeing C-17
military transport (approx. $1.1 million
per shipset) and Sikorsky BLACKHAWK
helicopter cockpits (approximately $300
thousand per ship set)
•
Commercial programs such as the Boeing 737
(approximately $1.5 million annually, and 777 (approx.
$190 thousand/ship set)
▶
Strategy:  Take advantage of substantial opportunities
arising from the Tier 1 producers’ (Boeing, Sikorsky, Bell,
Airbus, etc.) intention to offload manufacturing work in
order to focus on final assembly
▶
Now bidding new programs for both plants

Aerospace
Slide 6
Top:  Hawk Missile
Bottom:  JPF fuzes at Orlando facility
Fuzing Division: Facilities in Middletown, CT and Orlando, FL
▶
Manufactures safe, arm and fuzing devices for a number of
major missile and bomb programs
▶
Missile programs: AMRAAM, ATACMS, Brimstone, M-100 Hawk,
Harpoon, JASSM, Maverick, SLAM-ER, Standard and Tactical
Tomahawk
▶
Bomb programs: Joint Programmable Fuze,
FMU143, FMU139, 40mm
▶
Strategy:  Become the leading producer of
fuzing systems for the U.S. and Allied
militaries - $500 million market
▶
Principal customers: U.S. militaries, Boeing,
General Dynamics, Lockheed and Raytheon
▶
Ramping up capabilities for production of the
152 A/B Joint Programmable Fuze: The
expected fuze of choice

Aerospace
Slide 7
Top:  Kaman SH-2G Super Seasprites
Bottom:  Kaman K-MAX helicopter
Helicopters Division: Facilities in Bloomfield, CT
▶
Markets and supports Kaman-made SH-2G Super
Seasprite maritime helicopter and K-MAX
“Aerial Truck” helicopter –
and performs subcontract helicopter programs
▶
Strategy:  Exploit opportunities to increase status
as a major subcontractor:  Major producers
are moving away from manufacturing to final assembly
and systems integration:  New parts contract with Sikorsky
▶
Principal customers include  the governments of
Australia, Egypt, New Zealand and Poland;
the U.S. Department of State and others
▶
Helicopters are expected to return at approximate 10-year service intervals for standard depot level maintenance. The first two of ten aircraft delivered to Egypt in the late 1990s are now in process
(approximately $1.3 million/aircraft). Remainder expected over the next three years.  Possibility of an upgrade program
▶
Program for Australia, in loss position, is moving toward completion

Aerospace
Slide 8
Kamatics highly-engineered bearings
Kamatics & RWG: Facilities in Bloomfield, Ct and Dachsbach, Germany
▶
Designs and makes proprietary self-lubricating
bearings for OEM and MRO use in nearly
all military and commercial aircraft
produced in North and South America
and Europe
▶
Strategy: Remain the leader in product
performance and applications engineering
support while staying ahead of the curve in
product technology enhancement:   Target the most demanding applications early in the aircraft design process as part of each prime-contractor’s problem-solving team.
▶
Market size:  Approximately $1 billion
▶
Key customers include:  U.S. and allied militaries (32% of 2004 sales), and commercial accounts with Boeing, Airbus, Embraer, Bombardier and others (68% of sales).  Largest customer represents 18% of 2004 sales, down from 43% in 1998

SEGMENT OVERVIEW
Slide 9
$469.9 million:  2005 segment sales thru 9/30/05
58%

Industrial Distribution
Slide 10
Kaman Industrial Technologies
▶
Third largest player in $12 billion market.  Provides more than one million products to more than 50,000 MRO and OEM
customers
▶
Strategy:  Expand the geographic footprint in major industrial markets to enhance competition for regional and national
accounts.  Broaden the product line, and further enhance operating and asset utilization efficiencies throughout the enterprise
▶
Serves a broad cross section of North American industry in 70 of the top 100 U.S. Industrial markets.  Growing national account base
▶
Now nearly 200 locations in the U.S., Canada and Mexico
▶
The business tends to closely track the U.S. Industrial
production and capacity utilization indices

KAMAN

110
109
108
107
106
105
104
103
102
101
100
82
81
80
79
78
77
76
75
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 11
FRB Indices Of Industrial Production
And Capacity Utilization:
Predictability: Segment closely tracks national indices

KAMAN

US MOTORS | CHICAGO RAWHIDE | WOODS | TORRINGTON INGERSOLL-RAND

SEALMASTER | TIMKEN | FALK | DODGE

Boston Gear | MORSE | INA | FAG

DOW | LOCTITE | RELIANCE ELECTRIC | Martin

Rexnord | McGILL | Rockwell Automation | BALDOR MOTORS AND DRIVES

THK LM SYSTEM | THOMSON | EPT A Division of Emerson Electric Co. | KOP-FLEX

NSK | Gates | SKF | Browning

Industrial Distribution
Slide 12
Portfolio Of Recognized Brands:
More than 1 million products
Sold to more than 50,000 MRO and OEM customers

Industrial Distribution
Slide 13
Geographical Coverage:
Nearly 200 locations in U.S. Canada and Mexico

Music
SEGMENT OVERVIEW
Slide 14
$130.4 million:  2005 Segment sales thru 9/30/05
16%

Music
Slide 15
Kaman Music
Top:  Ovation Guitar
Bottom:  Gretsch Drum Set
▶
Largest independent distributor of musical
instruments and accessories in the $7.0 billion
U.S. musical instrument market:  More than
20,000 products
▶
Strategy:  Build on Kaman’s strong brand identity while adding new market-leading names to the company’s offering of proprietary products

▶
Purchased its next larger competitor in 2005:  Full
impact on operations in 2006
▶
Leads the market in use of technology, providing
systems to service customers at all levels
▶
U.S. and Asian manufacturing supports Kaman’s
proprietary and licensed brands of premium products
▶
Market is driven by consumer sentiment with the
“Back-to-School” and “Holiday” seasons being
important market indicators

KAMAN

250
200
150
100
50
0
Kaman
St. Louis
Davitt & Hanser
Harris Teller
Chesbro

ESTIMATED SALES OF TOP INDEPENDENT DISTRIBUTORS
Kaman includes August 2005 acquisition of Musicorp
(AMOUNTS IN MILLIONS)
Slide 16
Source:  Music Trades
Magazine
Music

KAMAN

110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Consumer Confidence (1985=100)

Music
Slide 17
Source:  The Conference Board
Consumer Confidence Index:
Segment Responds to “Back-to-school” and “Holiday” Spending Patterns

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 18
Portfolio Of Premier Branded Products:
Largest Independent Distributor…over 20,000 Products

MUSIC BUSINESS MIX:
DIVERSIFICATION BY MAJOR PRODUCT TYPE
Music
■
  Accessories              40%
■
  Percussion               31%
■
  Fretted                     29%
Slide 19

Financial Review
Slide 20

Financial Overview
NET SALES ($ in Millions) Aerospace Aerostructures Fuzing Helicopters (incl. EODC) Kamatics/RWG Industrial Distribution Music Total	2005 $41.0 43.3 59.5 68.6 $212.4 469.9 130.4 $812.7	2004 $32.1 36.1 54.6 58.1 $180.9 440.2 117.9 $739.0	2004 $45.4 56.7 73.2 77.1 $252.4 581.8 161.0 $995.2	2003 $43.2 45.1 97.0 65.9 $251.2 497.9 145.4 $894.5
            First Nine Months            Year Ended
Slide 21
Kaman Corporation and Subsidiaries

Financial Overview
EBIT ($ in Millions)

Aerospace
Industrial Distribution
Music

Total Segment Operating Profit

Net Gain on Sale of Product Lines
and Other Assets

Corporate and Other Expenses
Total Operating Profit/(Loss) - EBIT

EBITDA
2005 $ 16.8 22.1 7.8 46.7 -- (35.5) $ 11.2 $ 18.1	2004 $(15.4) 16.3 6.8 7.7 0.2 (20.0) (12.1) (5.3)	2004 $(14.3) 19.3 11.1 16.1 0.2 (29.9) (13.6) (4.6)	2003 $14.8 12.7 9.5 37.0 18.2 (20.4) 34.8 44.9
Slide 22
First Nine Months                    Year Ended
Kaman Corporation and Subsidiaries

Financial Overview
Slide 23
2005 thru 9/30/05             2004
*MHDI recovery includes $5.0 million in the 4th Quarter of 2005, as previously disclosed.
2004/2005 Aerospace/Corporate: Various Earnings Impacts
$14.1 million      5.5 million          Accrued costs on Australia SH-2G (A) program
  (7.6) million *       20.1 million         MD Helicopters program (recovery)/write-down
    8.4 million                          Stock Appreciation Rights (Primarily non-deductible)
    2.1 million                           Recapitalization Expense (Non-deductible)
7.1 million         Adjustment to Boeing Harbour Pointe contract
3.5 million         Product warranty issues at Dayron
3.4 million        Adjustment to EODC contract
2.0 million        Severance: realignment of Aerospace management
$17.0 million    $41.6 million

Financial Overview
Slide 24
Kaman Corporation and Subsidiaries
	As of 9/30/2005	As of 12/31/2004
Current assets	$476,003	$450,335
Current liabilities	217,892	226,105
Working capital	$258,111	$224,230
Bank Debt, Notes Payable, Debentures	$88,566	$43,405
Shareholders’ equity	$281,835	$284,170
Debt as % of capital Capital Expenditures Dividends	24% $6,339 $7,865	13% $7,539 $9,979

Slide 25
Significant Considerations
–
Major recapitalization completed in 2005 – New symbol: KAMN
–
Eliminated a 50-year dual class structure in which 2.9% of shares controlled 100% of the voting power
–
1 share-1 vote structure achieved with < 4% dilution
–
Dividend increased 13.6%
–
Seasoned management team aligned with shareholders through
performance-based compensation
–
Strategies for growth are in place for each segment
•
Business climate favorable for top and bottom line growth
–
New contracts, internal factors, and market conditions contributing
•
Acquisition program augments organic growth
–
Nine acquisitions in past four years: Three for each segment
–
Most recent: Musicorp (MBT) was the largest independent musical instrument distributor after Kaman.  Full effect on operations in 2006
–
Diversified revenue stream and financial flexibility to pursue strategic objectives
–
$150 million revolving credit refinanced: expires 2010
–
Investment grade:  S&P rating of BBB- with stable outlook

KAMN
KAMAN CORPORATION
CJS Securities
Winter Conference
New York City
January 12, 2006